SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K


                                 CURRENT REPORT
               Pursuant to Section 13 or 15(d) of the Securities
                            and Exchange Act of 1934


                              Date of Report: 10/25/98
                        (Date of earliest event reported)


                   Lehman Brothers Structured Securities Corp.
              Commercial Mortgage Pass-Through Certificates 1996-1
        (Exact name of registrant as specified in governing instruments)



                                    New York
                 (State or other Jurisdiction of Incorporation)

                    c/o State Street Bank and Trust Company
                           Corporate Trust Department
                       Two International Place, 5th Floor
                                Boston, MA 02110
              (Address of Principal Executive Offices) (Zip Code)

                                 (202) 664-5500
              (Registrant's telephone number, including area code)


                        Commission File Number 333-16397

                 04-3342274(I.R.S. Employer Identification No.)



                                 Not Applicable
         (Former name, former address and former fiscal year if changed since last report)

                     Lehman Brothers Structured Securities Corp.
              Commercial Mortgage Pass-Through Certificates 1996-1
                                    FORM 8-K


                                     INDEX



ITEM                  DESCRIPTION                    PAGE NUMBER

Item 5.               Other Event                    3

Item 7.               Financial Statements and
                      Exhibits                       3

                      Signatures                     3

Exhibit A             Trustee's Report to
                      Bondholders                    4

                     Lehman Brothers Structured Securities Corp.
              Commercial Mortgage Pass-Through Certificates 1996-1


                                    FORM 8-K

                              ITEMS AND SIGNATURES

                                     ITEMS

Item 5. Other Events
See Exhibit A, the Trustee's Report to Bondholders attached hereto.

Item 7. Financial Statements and Exhibits
See Exhibit A, the Trustee's Report to Bondholders attached hereto.




                                   SIGNATURES

Pursuant  to the  requirement  of the  Securities  Exchange
Act of 1934, the registrar has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                     Lehman Brothers Structured Securities Corp.
              Commercial Mortgage Pass-Through Certificates 1996-1
                                  (Registrant)

Date:  10/25/98

  By:
  Name Vaneta Bernard
Title: Assistant Vice President
State Street Bank and Trust Company
as Trustee

Lehman Structured Securities Corporation
Commercial Mortgage Pass-Through Certificates
Series 1996-1
Report to Certificateholders for Payment Date:            October 25, 1998

Payment Summary

                       Pass-Through   Interest  Original D&P Original           Beginning
Class    CUSIP         Rate           Type      Rating       Balance            Balance
E-1      52518RAA4     0.079950       Fixed     BBB          29,579,266.2       26,942,884.41
E-2      52518RAB2     0.079950       Fixed     BB           36,152,436.47      32,930,192.06

                                      Totals:                65,731,702.68      59,873,076.47




Principal        Distributable   Total          Ending
Adj Amount       Cert Int        Payable        Balance
81,516.15        179,506.97      261,023.12     26,861,368.26
99,630.84        219,397.40      319,028.24     32,830,561.22

181,146.99       398,904.37      580,051.36     59,691,929.48



Distributions per Certificate

          Beginning    Principal     Interest      Ending
Class     Cert Factor  Distribution  Distribution  Certificate Factor
E-1       0.910870615  0.002755854   6.068675562   0.908114761
E-2       0.910870616  0.002755854   6.068675349   0.908114761


Payment Details
Principal Detail

         Beginning      Scheduled Unscheduled Principal   Realized Balance      Total Principal    Ending          Cumulative
Class    Balance        Principal Principal   Adjustments Losses   Adjustment   Distrib.  Amount   Balance         Realized Losses

E-1      26,942,884.41  0.00      0.00        81,516.15   0.00     0.00         81,516.15          26,861,368.26   0.00
E-2      32,930,192.06  0.00      0.00        99,630.84   0.00     0.00         99,630.84          32,830,561.22   0.00

Totals:  59,873,076.47  0.00      0.00        181,146.99  0.00     0.00         181,146.99         59,691,929.48   0.00

Interest Detail

           Accrued         Current Unpaid Prior Accrued Prepayment    Default   Prepay Int.     Additional      Total Interest
Class      Certif. Int.    Interest       Unpaid Int.   Premiums      Interest  Shortfalls      Adjustments     Distrib. Amount

E-1        179,506.97      N/A            N/A           N/A           N/A       0.00            0.00            179,506.97
E-2        219,397.40      N/A            N/A           N/A           N/A       0.00            0.00            219,397.40
Totals:    398,904.37      N/A            N/A           N/A           N/A       0.00            0.00            398,904.37



Additional Information

 Trustee Fee      249.47


Subordinate Support Percentage
            Original       Current
Class       Sub Level      Sub Level
E-1         0.55           0.55
E-2         -              -